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                                                                    EXHIBIT 4.13


                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT dated March 12, 2004 (the "Agreement") is entered into by and among The Goodyear Tire & Rubber Company, an Ohio corporation (the "Company"), the Guarantors named in the Purchase Agreement (the "Guarantors"), and the investors listed on Annex A hereto (the "Investors").

         The Company, the Guarantors and the Investors are parties to the Note Purchase Agreement dated as of March 12, 2004 (the "Purchase Agreement"), which provides for the sale by the Company to the Investors of $450,000,000 aggregate principal amount of the Company's 11% Senior Secured Notes due 2011 and $200,000,000 aggregate principal amount of the Company's Senior Secured Floating Rate Notes due 2011 (collectively, the "Securities"), which will be guaranteed on a senior secured basis by each of the Guarantors. As an inducement to the Investors to enter into the Purchase Agreement, the Company and the Guarantors have agreed to provide to the Investors and the Holders (as defined below) from time to time of the Securities the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

         In consideration of the foregoing, the parties hereto agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

         "Agreement" shall have the meaning set forth in the preamble.

         "Business Day" shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

         "Closing Date" shall mean the Closing Date as defined in the Purchase Agreement.

         "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         "Exchange Dates" shall have the meaning set forth in Section 2(a)(ii) hereof.

         "Exchange Offer" shall mean the exchange offer by the Company and the Guarantors of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

         "Exchange Offer Registration" shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

         "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

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         "Exchange Securities" shall mean senior secured notes issued by the
Company and guaranteed by the Guarantors under the Indenture containing terms identical in all material respects to the Securities (except that the Exchange Securities will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with this Agreement) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

         "Guarantors" shall have the meaning set forth in the preamble and shall also include any Guarantor's successors.

         "Holders" shall mean the Investors, for so long as they own any Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become owners of Registrable Securities under the Indenture; provided that for purposes of Sections 6 and 7 of this Agreement, the term "Holders" shall include Participating Broker Dealers.

         "Indemnified Person" shall have the meaning set forth in Section 7(c) hereof.

         "Indemnifying Person" shall have the meaning set forth in Section 7(c) hereof.

         "Indenture" shall mean the Indenture relating to the Securities dated as of March 12, 2004 among the Company, the Guarantors and Wells Fargo Bank, N.A., as trustee, and as the same may be amended from time to time in accordance with the terms thereof.

         "Inspector" shall have the meaning set forth in Section 4(m) hereof.

         "Investors" shall have the meaning set forth in the preamble.

         "Liquidated Damages" shall have the meaning set forth in Section 3(d) hereof.

         "Liquidated Damages Payment Date" means each March 1 and September 1.

         "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities owned directly or indirectly by the Company or any of its affiliates (other than Holders of Registrable Securities if such Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

         "Participating Broker-Dealer" shall have the meaning set forth in
Section 6(a) hereof.

         "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement,

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and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

         "Purchase Agreement" shall have the meaning set forth in the preamble.

         "Registrable Securities" shall mean the Securities; provided that the Securities shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Securities has been declared effective under the Securities Act and such Securities have been exchanged or disposed of pursuant to such Registration Statement, (ii) when such Securities are eligible to be sold pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act or (iii) when such Securities cease to be outstanding.

         "Registration Default" shall have the meaning set forth in Section 3(d) hereof.

         "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company and the Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees and expenses, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of one counsel for the Underwriters and Holders in connection with any blue sky qualification of any Exchange Securities or Registrable Securities), (iii) all reasonable expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Company and the Guarantors and, in the case of a Shelf Registration Statement, the reasonable fees and disbursements of one counsel for the Holders (which counsel shall initially be Weil, Gotshal & Manges LLP, but may be any other counsel selected by the Majority Holders; provided that, such counsel shall be reasonably acceptable to the Company) and (viii) the fees and disbursements of the independent public accountants of the Company and the Guarantors, including the expenses of any special audits or "comfort" letters required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

         "Registration Statement" shall mean any registration statement of the Company and the Guarantors that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

         "Rules" shall have the meaning set forth in Section 4(r).

         "SEC" shall mean the Securities and Exchange Commission.

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         "Securities" shall have the meaning set forth in the preamble.

         "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

         "Shelf Effectiveness Period" shall have the meaning set forth in
Section 3(a) hereof.

         "Shelf Registration" shall mean a registration effected pursuant to
Section 3(a) hereof.

         "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company and the Guarantors that covers all or a portion of the Registrable Securities (but no other securities unless approved by the Holders whose Registrable Securities are to be covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

         "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended from time to time.

         "Trustee" shall mean Wells Fargo Bank, N.A., the trustee under the Indenture.

         "Underwriter" means the investment bank or investment bankers and manager or managers selected by the Majority Holders pursuant to Section 5.

         "Underwritten Offering" shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

         2. Registration Under the Securities Act. (a) To the extent not prohibited by any applicable law or applicable interpretations of the Staff of the SEC, the Company and the Guarantors shall, at their own cost, use commercially reasonable efforts to prepare and cause to be filed an Exchange Offer Registration Statement covering an offer to the Holders to exchange all the Registrable Securities for Exchange Securities. The Company and the Guarantors shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement is declared effective by the SEC and use commercially reasonable efforts to complete the Exchange Offer not later than 60 days after such effective date.

         The Company and the Guarantors shall commence the Exchange Offer by mailing the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

(i) that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange;

(ii) the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (the "Exchange Dates");

(iii) that any Registrable Security not tendered will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement;

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(iv)     that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Security, together with the appropriate letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) and in the manner specified in the notice, prior to the close of business on the last Exchange Date; and

(v) that any Holder will be entitled to withdraw its election, not later than the close of business on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Registrable Securities exchanged.

         As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Company and the Guarantors that (i) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (ii) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (iii) it is not an "affiliate" (within the meaning of Rule 405 under Securities Act) of the Company or any Guarantor and (iv) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities, then such Holder will deliver a Prospectus in connection with any resale of such Exchange Securities.

         As soon as practicable after the last Exchange Date, the Company and the Guarantors shall:

(i) accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

(ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Registrable Securities surrendered by such Holder.

         The Company and the Guarantors shall use commercially reasonable efforts to complete the Exchange Offer as provided above and shall comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate any applicable law or applicable interpretations of the Staff or the SEC.

         3. Shelf Registration. (a) In the event that (i) the Company and the Guarantors determine that the Exchange Offer Registration provided for in
Section 2(a) above is not available or may not be completed as soon as practicable after the last Exchange Date because it would violate any applicable law or applicable interpretations of the Staff of the SEC, (ii) the Exchange Offer is not for any other reason completed by December 7, 2004 or (iii) upon

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completion of the Exchange Offer any Investor shall so request in connection with any offering or sale of Registrable Securities that were ineligible to be exchanged in the Exchange Offer, the Company and the Guarantors shall, at their own cost, prepare and use commercially reasonable efforts to cause to be filed as soon as reasonably practicable after such determination, date or request, as the case may be, a Shelf Registration Statement providing for the sale of the Registrable Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 of the Securities Act (the "Shelf Registration") and to have such Shelf Registration Statement declared effective as soon as reasonably practicable by the SEC; provided that, the Company and the Guarantors shall not be required to file such Shelf Registration Statement or cause such Shelf Registration Statement to become and stay effective if and when, in the case of
(i) or (ii), the Exchange Offer Registration is available.

         In the event that the Company and the Guarantors are required to file a Shelf Registration Statement pursuant to clause (iii) of the preceding sentence, the Company and the Guarantors shall use commercially reasonable efforts to file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Investors after completion of the Exchange Offer.

         The Company and the Guarantors agree to use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until the expiration of the period referred to in Rule 144(k) under the Securities Act with respect to the Registrable Securities or such shorter period that will terminate when all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (the "Shelf Effectiveness Period"). The Company and the Guarantors further agree to supplement or amend the Shelf Registration Statement and the related Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder of Registrable Securities with respect to information relating to such Holder, and to use commercially reasonable efforts to cause any such amendment to become effective and such Shelf Registration Statement and Prospectus to become usable as soon as reasonably practicable thereafter. The Company and the Guarantors agree to furnish to the Holders of Registrable Securities named in the Shelf Registration Statement copies of any such supplement or amendment promptly after its being used or filed with the SEC.

         (b) The Company and the Guarantors shall pay all Registration Expenses in connection with the performance by the Company and the Guarantors of their obligations pursuant to this Agreement. Each Holder shall pay their own costs and expenses, including all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement or the Exchange Offer Registration Statement.

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         (c) An Exchange Offer Registration Statement pursuant to Section 2(a)
hereof or a Shelf Registration Statement pursuant to Section 3(a) hereof will not be deemed to have become effective unless it has been declared effective by the SEC.

         (d) In the event that either the Exchange Offer is not completed or the Shelf Registration Statement, if required hereby, is not declared effective on or prior to December 7, 2004, the interest rate on the Registrable Securities will be increased by (x) 1.0% per annum for the first 90-day period immediately following December 7, 2004 and (y) an additional 0.25% per annum with respect to each such subsequent 90-day period, up to a maximum of 2.0% per annum, until the Exchange Offer is completed or the Shelf Registration Statement, if required hereby, is declared effective by the SEC; provided that if the interest rate borne by the Registrable Securities has been increased by 2.0% per annum due to a failure to timely complete the Exchange Offer or timely have the Shelf Registration Statement declared effective by the SEC, the interest rate borne by the Registrable Securities shall be permanently increased by 0.25% per annum upon the completion of the Exchange Offer or the effectiveness of the Shelf Registration Statement or the Securities becoming freely tradable under Rule 144 (or any other applicable rule other than Rule 144A) of the Securities Act.

         If the Shelf Registration Statement has been declared effective and thereafter either ceases to be effective or the Prospectus contained therein ceases to be usable at any time during the Shelf Effectiveness Period, and such failure to remain effective or usable exists for more than 45 days (whether or not consecutive) in any 12-month period, then the interest rate on the Registrable Securities will be increased by (x) 1.0% per annum for the first 90-day period immediately following such 45th day of ineffectiveness or lack of usability and (y) an additional 0.25% per annum with respect to each such subsequent 90-day period of ineffectiveness or lack of usability, up to a maximum of 2.0% per annum of additional interest, commencing on the 45th day in such 12-month period and ending on such date that the Shelf Registration Statement has again been declared effective by the SEC or the Prospectus again becomes usable.

         The events described in the preceding two paragraphs are collectively referred to as "Registration Defaults." The payments in the preceding two paragraphs are collectively referred to as "Liquidated Damages," and shall be payable semiannually in arrears on each Liquidated Damages Payment Date. Upon the cure of all Registration Defaults relating to any particular Registrable Security, the accrual of Liquidated Damages with respect to such Registrable Security will cease, subject to the proviso set forth in the first paragraph of this Section 3(d). In no event shall Liquidated Damages ever be greater than 2.00% per annum.

         (e) Without limiting the remedies available to the Investors and the Holders, the Company and the Guarantors acknowledge that any failure by the Company or the Guarantors to comply with their obligations under Section 2(a) and Section 3(a) hereof may result in material irreparable injury to the Investors or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Investors or any Holder may obtain such relief as may be required to specifically enforce the Company's and the Guarantors' obligations under Section 2(a) and Section 3(a) hereof; provided that, the Investors shall not be entitled to any monetary damages other than the Liquidated Damages provided for in this Agreement.

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         4. Registration Procedures. In connection with their obligations pursuant to Section 2(a) and Section 3(a) hereof, the Company and the Guarantors shall as expeditiously as possible:

         (a) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (x) shall be selected by the Company and the Guarantors, (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 and Section 3 hereof, as applicable;

         (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period in accordance with
Section 2 and Section 3 hereof, as applicable, and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

         (c) in the case of a Shelf Registration, or in the case of an Exchange Offer Registration Statement, with respect to Participating Broker-Dealers that hold Registrable Securities as a result of market-making or other trading activities, furnish to each Holder of Registrable Securities, to counsel for the Investors, to counsel for such Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto, as reasonably requested, in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and the Company and the Guarantors consent to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

         (d) use commercially reasonable efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC; provide all such information as may be requested by any Holder and required by the National Association of Securities Dealers, Inc. in connection with an offering under a Shelf Registration Statement of the Registrable Securities (including, without limitation, such as may be required by Rule 2710 or 2720 thereunder), and cooperate with the Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Holder to complete the disposition in each such jurisdiction of the Registrable Securities owned by such Holder; provided that neither the Company nor any Guarantor shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it

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would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

         (e) in the case of a Shelf Registration, notify each Holder of Registrable Securities included within the coverage of the Shelf Registration Statement, counsel for such Holders and counsel for the Investors promptly and, if requested by any such Holder or counsel, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,
(iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company or any Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Registrable Securities cease to be true and correct in all material respects, (v) if the Company or any Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (vi) of the happening of any event during the period a Registration Statement is effective that makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading,
(vii) of the suspension by the Company, in the exercise of its reasonable judgment, of the use of the Registration Statement or Prospectus in order to avoid premature disclosure of material non-public information, the premature disclosure of which the Company determines, in its good faith judgment, would be harmful to the Company and (viii) of any determination by the Company or any Guarantor, after consultation with counsel, that a post-effective amendment to a Registration Statement is necessary;

         (f) use commercially reasonable efforts to obtain (i) the withdrawal of any order suspending the effectiveness of a Registration Statement and the use of any related Prospectus and (ii) the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for offer or sale in any jurisdiction in which they have been qualified for sale, in each case as soon as reasonably practicable, and shall provide notice to each Holder and the Investors of the withdrawal of any such orders or suspensions;

         (g) in the case of a Shelf Registration, furnish each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);

         (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names

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(consistent with the provisions of the Indenture) as the selling Holders may reasonably request at least five Business Day prior to the closing of any sale of Registrable Securities;

         (i) in the case of a Shelf Registration or an Exchange Offer Registration, upon the occurrence of any event contemplated by Section 4(e)(vi) hereof, use commercially reasonable efforts to prepare and file with the SEC a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company and the Guarantors shall notify the Holders of Registrable Securities included in the coverage of the Shelf Registration Statement or the Exchange Offer Registration Statement, as the case may be, to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and such Holders hereby agree to suspend use of the Prospectus until the Company and the Guarantors have amended or supplemented the Prospectus to correct such misstatement or omission (provided that the provisions of this section shall not otherwise limit the obligation of the Company to pay additional interest pursuant to Section 3(d));

         (j) within a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or of any document that is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Investors and their counsel (and, in the case of a Shelf Registration Statement, to the Holders of Registrable Securities included in the coverage of the Shelf Registration Statement and their counsel) and make such of the representatives of the Company and the Guarantors as shall be reasonably requested by the Investors or their counsel (and, in the case of a Shelf Registration Statement, to the Holders of Registrable Securities included in the coverage of the Shelf Registration Statement and their counsel) available for discussion of such document; and the Company and the Guarantors shall not file any Registration Statement, Prospectus, amendment of or supplement to a Registration Statement or a Prospectus, or any document that is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, of which the Investors and their counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Securities included in the coverage of the Shelf Registration Statement and their counsel) shall not have previously been advised and furnished a copy pursuant to this paragraph or to which the Investors or their counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Securities included in the coverage of the Shelf Registration Statement or their counsel) shall reasonably object within a reasonable period of time after receipt of such documents and in each case after having been afforded the opportunity to discuss such matters with the Company and the Guarantors;

         (k) obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement;

         (l) cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

         (m) in the case of a Shelf Registration, or in the case of an Exchange Offer Registration Statement, with respect to Participating Broker-Dealers that hold Registrable Securities as a result of market-making or other trading activities, make available for inspection by a representative of the Holders of the Registrable Securities included in the coverage of the Shelf Registration Statement (an "Inspector"), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants (but in any event, only one law firm, which shall initially be Weil, Gotshal & Manges LLP, but may be another law firm, and one accounting firm to represent the Holders, in each case selected by the Majority Holders and reasonably acceptable to the Company) designated by the Holders, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Company and the Guarantors, and use commercially reasonable efforts to cause the respective officers, directors and employees of the Company and the Guarantors to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf Registration Statement; provided that if any such information is identified by the Company or any Guarantor as being confidential or proprietary, each Person receiving such information shall agree in writing with the Company pursuant to a confidentiality agreement in customary form to keep such information confidential;

         (n) in the case of a Shelf Registration, use commercially reasonable efforts to cause all Registrable Securities to be reserved for listing on any securities exchange or any automated quotation system on which similar securities issued or guaranteed by the Company or any Guarantor are then listed no later than the date such Shelf Registration Statement is declared effective, and, cause all such Registrable Securities to be so listed, in all cases to the extent such Registrable Securities satisfy applicable listing requirements;

         (o) in the case of a Shelf Registration Statement, if reasonably requested by any Holder of Registrable Securities covered by a Registration Statement, promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and promptly make all required filings of such Prospectus supplement or such post-effective amendment after the Company has received notification of the matters to be incorporated in such filing; provided that the Company shall not be obligated to file more than one post-effective amendment or supplement in any 30-day period as a result of any such requests; and

         (p) in the case of a Shelf Registration, enter into such customary agreements and take all such other actions reasonably requested by the Holders in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering (if requested by the Majority Holders) and in such connection, use commercially reasonable efforts to (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Company and the Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain "comfort" letters from the independent certified public accountants of the Company and the Guarantors (and, if necessary, any other certified public accountant of any subsidiary of the Company or any Guarantor, or of any business acquired by the Company or any Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with underwritten offerings and (iv) deliver such documents and certificates as may be reasonably requested by the Majority Holders of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company and the Guarantors made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

         (q) In the case of a Shelf Registration Statement, the Company may require each Holder of Registrable Securities to furnish to the Company such information regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Company and the Guarantors may from time to time reasonably request in writing.

         (r) In the case of a Shelf Registration Statement, in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "Rules") of the National Association of Securities Dealers, Inc.) thereof, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will, to the extent requested by such broker-dealer, assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Shelf Registration Statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Shelf Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Registrable Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in
Section 7 hereof and (iii) providing such information to such broker-dealer as is reasonably requested and may be required in order for such broker-dealer to comply with the requirements of the Rules; provided that the Company shall not be responsible for the fees or expenses of any such qualified independent underwriter or any expenses incurred by any such broker-dealer in connection with its compliance with the Rules.

         (s) In the case of a Shelf Registration Statement, each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company and the Guarantors of the happening of any event of the kind described in clauses (ii), (iii), (v), (vii) and (viii) of Section 4(e) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(i) hereof and, if so directed by the Company and the Guarantors, such Holder will deliver to the Company and the Guarantors all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

         If the Company and the Guarantors shall give any such notice pursuant to this Section 4(s) or Section 4(i) hereof to suspend the disposition of Registrable Securities pursuant to a Registration Statement, the Company and the Guarantors shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions. Any suspension shall be subject to the applicable increases in the interest rate borne by the Registrable Securities pursuant to Section 3(d) hereof. The Company and the Guarantors may not suspend the disposition of Registrable Securities for any of the reasons specified in Section 4(e)(vi) or (vii) for more than 100 days in any 365 day period.

         5. Underwritten Offerings. If requested by the Holders of at least $50,000,000 of aggregate principal amount of the Registrable Securities, the Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Majority Holders of the Registrable Securities included in such offering, and must be acceptable to the Company.

         6. Participation of Broker-Dealers in Exchange Offer.

         (a) If any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a "Participating Broker-Dealer") may be deemed to be an "underwriter" within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities, the Company and the Guarantors agree to use commercially reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, if requested by one or more Participating Broker-Dealers, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 6(a) above, for the period equal to the lesser of (i) 180 days after the last Exchange Date (as such period may be extended pursuant to the penultimate paragraph of Section 4 of this Agreement) and (ii) the date on which all such Participating Broker-Dealers have sold all such Exchange Securities held by them. Each such Participating Broker-Dealer agrees to promptly notify the Company when all such Exchange Securities have been sold by such Participating Broker-Dealer. The Company and the Guarantors further agree that Participating Broker-Dealers shall be authorized to deliver such Prospectus during such period in connection with the resales contemplated by this Section 6.

         (b) The Participating Broker-Dealers shall be indemnified by the Company and the Guarantors with respect to any request that they may make pursuant to Section 6(a) in accordance with Section 7 hereof.

         7. Indemnification and Contribution. (a) The Company and each Guarantor, jointly and severally, agree to indemnify and hold harmless each Investor and each Holder, their respective affiliates, directors and officers and each Person, if any, who controls any Investor or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with any suit, action, inquiry, proceeding, investigation, claim asserted or appeal taken from the foregoing, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except (i) insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Investor or any Holder furnished to the Company in writing by such Investor or such Holder expressly for use therein and (ii) with respect to any untrue statement in or omission from any preliminary prospectus relating to a Registration Statement, the indemnity agreement contained in this paragraph (a) shall not inure to the benefit of any Holder to the extent that the sale to the person asserting any such loss, claim, damage or liability results from the fact that (i) a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such Person and (ii) the untrue statement in or omission from such preliminary prospectus was corrected in the final Prospectus unless, in either case, such failure to deliver the Prospectus was a result of non-compliance by the Company with the provisions of this Agreement. In connection with any Underwritten Offering permitted by Section 5, the Company and the Guarantors, jointly and severally, will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

         (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors, the Investors and the other selling Holders, their respective affiliates, the directors of the Company and the Guarantors, each officer of the Company and the Guarantors who signed the Registration Statement and each Person, if any, who controls the Company, the Guarantors, any Investor and any other selling Holder within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement, any Prospectus.

         (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnification may be sought (the "Indemnifying Person") in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 7 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 7. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded (based on advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person and such counsel is reasonably acceptable to the Company; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and such counsel is reasonably acceptable to the Company. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for any Holder, its affiliates, directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and be reasonably acceptable to the Company and (y) in all other cases shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel reasonably incurred as contemplated by this paragraph (and shall be entitled to such reimbursement pursuant to the provisions hereof), the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

         (d) If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors from the offering of the Securities and the Exchange Securities, on the one hand, and by the Holders from receiving Securities or Exchange Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Guarantors on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) The Company, the Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         (f) The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

         (g) The indemnity and contribution provisions contained in this Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Investors or any Holder, their respective affiliates or any Person controlling any Investor or any Holder, or by or on behalf of the Company or the Guarantors, their respective affiliates or the officers or directors of or any Person controlling the Company or the Guarantors, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

         8. General.

         (a) No Inconsistent Agreements. The Company and the Guarantors represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Company or any Guarantor under any other agreement and (ii) neither the Company nor any Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

         (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Guarantors have obtained the written consent of the Majority Holders affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 7 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder, except for any such amendments, modifications, supplements or waivers that would not adversely effect such Holder in any respect. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 8(b) shall be by a writing executed by each of the parties hereto.

         (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to any Holder, at the most current address of such Holder maintained by the Trustee under the Indenture (provided that while the Securities are in book-entry form, notice to the Trustee shall serve as notice to the Holders); (ii) if to the Company and the Guarantors, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 8(c); and (iii) to such other persons at their respective addresses as provided in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 8(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

         (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Investors (in their capacity as Investors) shall have no liability or obligation to the Company or the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

         (e) Purchases and Sales of Securities. The Company and the Guarantors shall not, and shall use commercially reasonable efforts to cause their affiliates (as defined in Rule 405 under the Securities Act) not to, purchase and then resell or otherwise transfer any Registrable Securities.

         (f) Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Investors, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

         (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

         (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         (j) Miscellaneous. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Company, the Guarantors and the Investors shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        THE GOODYEAR TIRE & RUBBER COMPANY

                                        By /s/ D. R. Wells
                                           -------------------------------------
                                           Name: D. R. Wells
                                           Title: Vice President and Treasurer

                                        ALLIED TIRE SALES, INC.

                                        By /s/ D. R. Wells
                                           -------------------------------------
                                           Name: D. R. Wells
                                           Title: Vice President

                                        BELT CONCEPTS OF AMERICA, INC.

                                        By /s/ D. R. Wells
                                           -------------------------------------
                                           Name: D. R. Wells
                                           Title: Vice President

                                        CELERON CORPORATION

                                        By /s/ D. R. Wells
                                           -------------------------------------
                                           Name: D. R. Wells
                                           Title: Vice President

                                        COSMOFLEX, INC.

                                        By /s/ D. R. Wells
                                           -------------------------------------
                                           Name: D. R. Wells
                                           Title: Vice President

                                        DAPPER TIRE CO., INC.

                                        By /s/ D. R. Wells
                                           -------------------------------------
                                           Name: D. R. Wells
                                           Title: Vice President

                                        DIVESTED COMPANIES HOLDING COMPANY

                                        By /s/ Randall M. Loyd
                                           -------------------------------------
                                           Name: Randall M. Loyd
                                           Title: Vice President

                                        By /s/ Ronald J. Carr
                                           -------------------------------------
                                           Name: Ronald J. Carr
                                           Title: Vice President

                                        DIVESTED LITCHFIELD PARK PROPERTIES,
                                        INC.

                                        By /s/ Randall M. Loyd
                                           -------------------------------------
                                           Name: Randall M. Loyd
                                           Title: Vice President

                                        By /s/ Ronald J. Carr
                                           -------------------------------------
                                           Name: Ronald J. Carr
                                           Title: Vice President

                                        GOODYEAR FARMS, INC.

                                        By /s/ D. R. Wells
                                           -------------------------------------
                                           Name: D. R. Wells
                                           Title: Vice President

                                        GOODYEAR INTERNATIONAL CORPORATION

                                        By /s/ D. R. Wells
                                           -------------------------------------
                                           Name: D. R. Wells
                                           Title: Vice President

                                        GOODYEAR WESTERN HEMISPHERE CORPORATION

                                        By /s/ D. R. Wells
                                           -------------------------------------
                                           Name: D. R. Wells
                                           Title: Vice President

                                        THE KELLY-SPRINGFIELD TIRE CORPORATION

                                        By /s/ D. R. Wells
                                           -------------------------------------
                                           Name: D. R. Wells
                                           Title: Vice President

                                        WHEEL ASSEMBLIES INC.

                                        By /s/ D. R. Wells
                                           -------------------------------------
                                           Name: D. R. Wells
                                           Title: Vice President

                                        WINGFOOT COMMERCIAL TIRE SYSTEMS, LLC

                                        By /s/ D. R. Wells
                                           -------------------------------------
                                           Name: D. R. Wells
                                           Title: Vice President

                                        WINGFOOT VENTURES EIGHT, INC.

                                        By /s/ Ronald J. Carr
                                           -------------------------------------
                                           Name: Ronald J. Carr
                                           Title: Vice President

                                        GOODYEAR CANADA INC.

                                        By /s/ Linda Alexander
                                           -------------------------------------
                                           Name: Linda Alexander
                                           Title: Vice President

                                        By /s/ D. S. Hamilton
                                           -------------------------------------
                                           Name: D. S. Hamilton
                                           Title: Secretary

                [Remaining Signature Pages Intentionally Omitted]

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